                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                AUGUST 29, 2002


                                                                     YEAR
                                                                    BUILT/           WATER
RIG                           RIG DESIGN                            REBUILT          DEPTH            LOCATION
---                           ----------                            -------          -----            --------
U.S. GULF OF MEXICO (21)
------------------------

JACKUPS (10)
------------

Noble Eddie Paul              MLT Class 84-E.R.C. (T)              1976/1995        390'-IC       South Timbalier 295

Noble Leonard Jones           MLT Class 53-E.R.C. (T)              1972/1998        390'-IC       Eugene Island 273

Noble Bill Jennings           MLT Class 84-E.R.C. (T)              1975/1997        390'-IC       Vermilion 59


Noble Johnnie Hoffman         BakMar BMC 300 IC (T) (Z)            1976/1993        300'-IC       South Pelto 22

Noble Sam Noble               Levingston Class 111-C (T)             1982           300'-IC       East Cameron 83


Noble Gene Rosser             Levingston Class 111-C (T)           1977/1996        300'-IC       Matagorda 700



Noble John Sandifer           Levingston Class 111-C (T)           1975/1995        300'-IC       Eugene Island 305


Noble Tom Jobe                MLT Class 82-SD-C (T) (Z)              1982           250'-IC       Vermilion 54

Noble Earl Frederickson       MLT Class 82-SD-C (T) (Z)              1979           250'-IC       Galveston 310-A

Noble Carl Norberg            MLT Class 82-C (T)                   1976/1996        250'-IC       East Cameron 82


SEMISUBMERSIBLES (8)
--------------------

Noble Paul Romano             Noble EVA 4000TM (T)                 1981/1998         6,000'       Green Canyon 248


Noble Jim Thompson            Noble EVA 4000TM (T)                 1984/1999         6,000'       Garden Banks 516

Noble Amos Runner             Noble EVA 4000TM (T)                 1982/1999         6,600'       Green Canyon 485

Noble Max Smith               Noble EVA 4000TM (T)                 1980/1999         6,000'       Grand Isle 87








Noble Homer Ferrington        F&G 9500 Enhanced Pacesetter (T)     1985/2000         6,000'       Mississippi Canyon 211








Noble Clyde Boudreaux         F&G 9500 Enhanced Pacesetter         1987/1999        10,000'       MS - F&G shipyard



Noble Lorris Bouzigard        IPF Pentagone (T)                      1975           4,000' *      MS - F&G shipyard



Noble Therald Martin          IPF Pentagone (T)                      1977           4,000' *      MS - F&G shipyard




SUBMERSIBLES (3)
----------------

Noble Fri Rodli               Transworld                           1979/1998         70'-C        West Cameron 29

Noble Joe Alford              Pace 85                                1982            85'-C        Vermilion 16

Noble Lester Pettus           Pace 85                                1982            85'-C        Vermilion 59



                                                 ANTICIPATED
                                                   CONTRACT      DAYRATE
RIG                            OPERATOR           EXPIRATION      ($000)       COMMENTS
---                            --------          -----------     -------       --------
U.S. GULF OF MEXICO (21)
------------------------

JACKUPS (10)
------------

Noble Eddie Paul                Apache               9/2002       43-45        Rate effective 8/01/2002. Rate review every 30 days.

Noble Leonard Jones               BP                10/2002       43-45        90-day extension effective 8/01/2002.

Noble Bill Jennings            Stacked                                         Rig released 8/08/2002. Rig recently completed
                                                                               crane repair and spud can inspection.

Noble Johnnie Hoffman           Stone                9/2002       26-28        Rate effective 5/15/2002.

Noble Sam Noble          Houston Exploration         9/2002       26-28        Rate effective 6/22/2002. Bid to Pemex. Expect Pemex
                                                                               decision on award of contract +/- 9/03/2002.

Noble Gene Rosser               Apache               8/2002       22-23        Rate effective 5/10/2002 through +/- 8/31/2002. Next
                                                                               to Pemex for 917 days @ $48-50. Estimated start date
                                                                               for Pemex is +/- 9/17/2002.

Noble John Sandifer             Devon                9/2002       28-30        Rate effective on 7/18/2002 through +/- 9/30/2002.
                                                                               Expect to bid Rig to Pemex on 9/02/2002.

Noble Tom Jobe                  Aviara               9/2002       26-28        Rate effective 7/01/2002.

Noble Earl Frederickson    Walter Oil & Gas          9/2002       24-26        Rate effective 8/08/2002.

Noble Carl Norberg        Houston Exploration        9/2002       24-26        Rate effective 6/23/2002.


SEMISUBMERSIBLES (8)
--------------------

Noble Paul Romano               Shell               12/2002       94-96        One-year option from 12/2002 at mutually agreed terms
                                                                               and conditions.

Noble Jim Thompson              Shell                7/2004     154-156

Noble Amos Runner             Kerr-McGee             8/2004     146-148        Rig down for 12 days in July for repairs to the BOP.

Noble Max Smith                Stacked               1/2005                    Rig off contract since 7/10/2002. Rig is contracted
                                                                               to Amerada Hess and Anadarko for 456.25 days each
                                                                               over a five-year period from 1/2000. Both parties
                                                                               have the right but not the obligation to use the rig
                                                                               in 2002. Amerada Hess has +/- 216 days remaining and
                                                                               Anadarko has +/- 198 days remaining of their original
                                                                               commitment. In 2003 both parties are obligated to
                                                                               utilize the rig for 95 days each @ $154-156.

Noble Homer Ferrington        ExxonMobil             3/2005       89-91        Rate effective 6/05/2002 through +/- 9/15/2002. Next
                                                                               to Pioneer for +/- 140 days @ $99-101. The contract
                                                                               with Pioneer will reduce Mariner's outstanding
                                                                               contract commitment day for day. Rig is contracted to
                                                                               Mariner Energy and Samedan for 660 days each over a
                                                                               five-year period from 3/2000. Mariner has +/- 210
                                                                               days remaining and Samedan has +/- 380 days remaining
                                                                               of their original commitment.

Noble Clyde Boudreaux          Shipyard                                        Engineering complete. Structural steel work being
                                                                               carried out on hull. Procuring certain long lead time
                                                                               capital equipment.

Noble Lorris Bouzigard         Shipyard                                        Rig undergoing upgrade/refurbishment to living
                                                                               quarters and drilling equipment. Anticipate rig to be
                                                                               available for service in 4Q 2002.

Noble Therald Martin           Shipyard                                        Rig undergoing upgrade/refurbishment to living
                                                                               quarters and drilling equipment. Anticipate rig to be
                                                                               available for service in 1Q 2003.


SUBMERSIBLES (3)
----------------

Noble Fri Rodli                Stacked                                         Stacked cold.

Noble Joe Alford               Westport              9/2002       21-23        Rate effective 6/26/2002.

Noble Lester Pettus                                                            Rate of $18-20 effective 4/09/2002 through 8/26/2002.
                                                                               Rig performing an underwater survey, then to stack.


                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                AUGUST 29, 2002


                                                                     YEAR
                                                                    BUILT/           WATER
RIG                           RIG DESIGN                            REBUILT          DEPTH            LOCATION
---                           ----------                            -------          -----            --------
INTERNATIONAL (32)
------------------

MEXICO JACKUP (1)
-----------------

Noble Lewis Dugger            Levingston Class 111-C (T)           1977/1997        300'-IC       Bay of Campeche

BRAZIL JACKUP (1)
-----------------

Noble Dick Favor              BakMar BMC 150 IC (T)                1982/1993        150'-IC       Brazil


BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff              Noble EVA 4000TM (T)                 1981/1998       8,900'-DP      Brazil


BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius            Gusto Engineering Pelican (T)          1981          5,000'-DP      Brazil





Noble Roger Eason             Neddrill (T)                           1977          6,000'-DP      Brazil

Noble Muravlenko              Gusto Engineering Ice Class (T)      1982/1997       4,000'-DP      Brazil


NORTH SEA JACKUPS (8)
---------------------

Noble Al White                CFEM T-2005 C (T)                    1982/1997        360'-IC       Netherlands


Noble Byron Welliver          CFEM T-2005 C (T)                      1982           300'-IC       Denmark



Noble Kolskaya                Gusto Engineering (T)                  1985           330'-IC       Netherlands


Noble George Sauvageau        NAM (T)                                1981           300'-IC       Netherlands


Noble Ronald Hoope            MSC/CJ46 (T)                           1982           250'-IC       Netherlands




Noble Piet van Ede            MSC/CJ46 (T)                           1982           250'-IC       Netherlands


Noble Lynda Bossler           MSC/CJ46 (T) (Z)                       1982           250'-IC       Netherlands




Noble Julie Robertson         Baker Marine Europe Class (T)          1981          390'-IC**      United Kingdom


NORTH SEA
---------
SEMISUBMERSIBLE (1)
-------------------

Noble Ton van Langeveld       Offshore SCP III Mark 2 (T)          1979/2000         1,500'       United Kingdom



WEST AFRICA JACKUPS (6)
-----------------------

Noble Tommy Craighead         F&G L-780 MOD II-IC (T)              1982/1990        300'-IC       Nigeria

Noble Percy Johns             F&G L-780 MOD II-IC (T)              1981/1995        300'-IC       Nigeria


Noble Roy Butler              F&G L-780 MOD II-IC (T)                1982           300'-IC       Nigeria

Noble Ed Noble                MLT Class 82-SD-C (T)                1984/1990        250'-IC       Nigeria

Noble Lloyd Noble             MLT Class 82-SD-C (T)                1983/1990        250'-IC       Nigeria


Noble Don Walker              BakMar BMC 150 IC (T)                  1982           150'-IC       Nigeria

                                                 ANTICIPATED
                                                   CONTRACT      DAYRATE
RIG                            OPERATOR           EXPIRATION      ($000)       COMMENTS
---                            --------          -----------     -------       --------
INTERNATIONAL (32)
------------------

MEXICO JACKUP (1)
-----------------

Noble Lewis Dugger               Pemex               7/2004       56-58



BRAZIL JACKUP (1)
-----------------

Noble Dick Favor               Petrobras             3/2003       35-36


BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff               Petrobras             5/2005      138-140


BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius             Petrobras             3/2005                    Commenced three year contract on 12/15/2001 @ initial
                                                                               rate of $107-109. Entered shipyard on 6/01/2002.
                                                                               Anticipated completion of shipyard work is now +/-
                                                                               10/01/2002, then recommence contract @ $109-111. Rig
                                                                               will be equipped with aluminum alloy riser.

Noble Roger Eason              Petrobras            12/2003       74-76

Noble Muravlenko               Petrobras             3/2003       58-60


NORTH SEA JACKUPS (8)
---------------------
Noble Al White               Elf Petroland           2/2003       81-82        On new rate of $81-82 on  8/15/2002 for +/- 90 days,
                                                                               then one well +/- 90 days @ $63-64.

Noble Byron Welliver             Maersk              8/2003       63-65        One-year extension from 9/01/2002 @ $61-63. Rig
                                                                               anticipated to be down +/- two days in September for
                                                                               spud can inspection.

Noble Kolskaya                Wintershall           12/2002       62-64        Rate effective on 7/05/2002 for +/- 150 days
                                                                               @ $62-64.

Noble George Sauvageau            NAM                4/2003       83-85        Rate effective from 4/10/2002 through 10/10/2002
                                                                               @ $83-85. Market rate adjustment on 10/10/2002.

Noble Ronald Hoope            TotalFinaElf           1/2003       57-59        Rate effective 8/27/2002. Rig anticipated to be
                                                                               down +/- four days in September for spud can
                                                                               inspection.

Noble Piet van Ede            Gaz de Franz           1/2003       80-81        Gaz de Franz has option for one further year at
                                                                               mutually agreed terms. Rig down for two days in
                                                                               August for spud can inspection.

Noble Lynda Bossler             Shipyard                                       Rig released 7/19/2002. Rig to be in shipyard for +/-
                                                                               8-10 weeks for painting and maintenance. Bid to
                                                                               Conoco U.K. for one well plus one option well to
                                                                               start +/- 10/15/2002.

Noble Julie Robertson             BG                 1/2003       87-88


NORTH SEA
---------
SEMISUBMERSIBLE (1)
-------------------

Noble Ton van Langeveld        Kerr-McGee           10/2002       62-64        On new rate on 8/23/2002 through +/- 10/15/2002, plus
                                                                               option well at mutually agreed terms.


WEST AFRICA JACKUPS (6)
-----------------------

Noble Tommy Craighead            Addax               4/2003       57-59

Noble Percy Johns              ExxonMobil            4/2003       57-59        Rig anticipated be down +/- six days in October for
                                                                               leg repair.

Noble Roy Butler             ChevronTexaco           4/2003       51-53

Noble Ed Noble                 ExxonMobil            3/2003       51-53

Noble Lloyd Noble            ChevronTexaco          10/2002       57-59        Negotiating one-year extension from 10/2002 with
                                                                               ChevronTexaco @ $53-55 range.

Noble Don Walker                 Shell              11/2002       59-60        Negotiating one-year extension from 11/2002 with
                                                                               Shell. Rig anticipated to be down +/- the last 15
                                                                               days in November and the first 18 days in December
                                                                               for leg repair.



                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                AUGUST 29, 2002


                                                                     YEAR
                                                                    BUILT/           WATER
RIG                           RIG DESIGN                            REBUILT          DEPTH            LOCATION
---                           ----------                            -------          -----            --------
ARABIAN GULF JACKUPS (7)
------------------------

Noble Kenneth Delaney          F&G L-780 MOD II-IC (T)             1983/1998        300'-IC       UAE



Noble George McLeod            F&G L-780 MOD II-IC (T)             1981/1995        300'-IC       UAE


Noble Gus Androes              Levingston Class 111-C (T)          1982/1996        300'-IC       Qatar

Noble Chuck Syring             MLT Class 82-C (T)                  1976/1996        250'-IC       Qatar

Noble Crosco Panon             Levingston Class 111-C (T)          1976/2001        300'-IC       Qatar

Noble Charles Copeland         MLT Class 82-SD-C (T)               1979/2001        250'-IC       Qatar




Noble Jimmy Puckett            F&G L-780 MOD II-IC (T)             1982/2002        300'-IC       Qatar



INDIA JACKUP (1)
----------------

Noble Ed Holt                  Levingston Class 111-C (T)          1981/1994        300'-IC       India




FAR EAST
--------
SEMISUBMERSIBLES (3)
--------------------
Noble Dave Beard               F&G 9500 Enhanced Pacesetter          1986           10,000'       Dalian, China

Bingo 9000 - 3                 Trosvik Bingo 9000                    1999         10,000' ***     Dalian, China




Bingo 9000 - 4                 Trosvik Bingo 9000                    1999         10,000' ***     Dalian, China

------------------------------------------------------------------------------------------------------------------------------------

                                                 ANTICIPATED
                                                   CONTRACT      DAYRATE
RIG                            OPERATOR           EXPIRATION      ($000)       COMMENTS
---                            --------          -----------     -------       --------
ARABIAN GULF JACKUPS (7)
------------------------

Noble Kenneth Delaney             NDC                5/2003       53-54        Rig anticipated be down +/- the last 10 days in
                                                                               September and first 21 days in October for hull
                                                                               repair and spud can inspection.

Noble George McLeod               NDC                6/2003       53-54        Rig anticipated to be down +/- five days in November
                                                                               for top drive inspection/repair.

Noble Gus Androes               Maersk              12/2002       53-55

Noble Chuck Syring              Maersk               6/2003       50-52

Noble Crosco Panon        Elf Petroleum Qatar       12/2002       39-41

Noble Charles Copeland       ChevronTexaco           3/2003       11-13        Rig released 7/18/2002. Next to ChevronTexaco for
                                                                               one-well, Petronas for two wells @ 53-56 on +/-
                                                                               9/7/2002. Rig will be on standby rate of $11-13 until
                                                                               commencement of contract.

Noble Jimmy Puckett        Dolphin Energy Ltd.       9/2002       55-56        Next to Bunduq for six months @ $50-52. +/- Seven
                                                                               days downtime anticipated between contracts.

INDIA JACKUP (1)
----------------

Noble Ed Holt                    ONGC               11/2002       33-35        Rig will go to shipyard +/- 11/15/2002 for 75-90 days
                                                                               for hull and spud can repairs. Will bid to ONGC for a
                                                                               two year contract to commence +/- 2/15/2003.


FAR EAST
--------
SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard               Shipyard                                        Completing engineering.

Bingo 9000 - 3                 Shipyard                                        Baredeck hull. Rig 3 and Rig 4 purchased 3/27/2002
                                                                               for $45.0 million. Seller has option to repurchase
                                                                               the rigs for $56.0 million. Option must be exercised
                                                                               by 12/27/2002 with a closing date of 3/27/2003.

Bingo 9000 - 4                 Shipyard                                        See Bingo 9000-3

------------------------------------------------------------------------------------------------------------------------------------

(T)   Denotes Top Drive.

(Z)   Denotes Zero Discharge.

(*) Rig to be upgraded to 4,000' utilizing aluminum alloy riser. Estimated timing of aluminum riser deployment: Noble Therald Martin - 1Q 2003; Noble Lorris Bouzigard - +/- 3Q 2003.

(**) Leg extensions being fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(***) Baredeck hull constructed as capable to operate in 10,000' of water.

                                     Page 3